ACQUISITIONS	12 Months Ended
Dec. 31, 2015
ACQUISITIONS

NOTE 4. ACQUISITIONS

Strawberry Cosmetics

On June 26, 2015, we entered into a share purchase agreement to acquire a 70% equity interest in Strawberry Cosmetics Holding Limited (“Strawberry Cosmetics”), a global cosmetics e-commerce company with a total consideration of approximately $93.1 million. The proposed acquisition was then duly approved by the Extraordinary General Meeting of our Company held on August 5, 2015.

However, in light of the drastic slowdown in global economy and turmoil in stock markets beginning in late August 2015 that resulted in a change in business development strategy on the part of GigaMedia, our board of directors concluded that the mutual termination of the acquisition was in the best interests of GigaMedia stockholders.

Accordingly, in October 2015, our Company entered into a mutual termination agreement with the shareholders of Strawberry Cosmetics to terminate the share purchase agreement, whereby GigaMedia paid US$2.0 million consideration to the shareholders of Strawberry Cosmetics and the parties, in turn, released each other from any claims relating to the proposed acquisition. The payment was reported in operating expenses in our consolidated statements of operations.

FingerRockz

On October 18, 2013, we subscribed in cash to 405 thousand new common shares of FingerRockz Co., Ltd. (“FingerRockz”), which represents a controlling financial interest of 51.6 percent of the ownership; thereupon we began consolidating FingerRockz. FingerRockz is a mobile game developer and publisher in Taiwan, and we acquired it purposely to enhance our research and development capabilities for mobile games. This primary factor among others, contributed to a purchase price in excess of the fair value of the net identifiable assets acquired and liabilities assumed, and intangible assets. In the acquisition, the most appealing asset to our Company was FingerRockz’s creative team. Because the assembled workforce was not an identifiable asset to be recognized separately from goodwill, the value attributed to it was subsumed into goodwill. The goodwill related to this acquisition is not expected to be deductible for tax purpose.

The following table summarizes the consideration paid for the acquisition and the amounts of estimated fair value of the assets acquired and liabilities assumed at the acquisition date.

(In US$ thousands)	Amount
Consideration and noncontrolling interest:
The consideration transferred	$510
The fair value of noncontrolling interest in FingerRockz	478

$988

Identifiable assets acquired and liabilities assumed:
Cash, receivables and other current assets	$585
Customer contracts	67
Payables and other current liabilities	(160)

Net	492
Goodwill	496

$988

The following unaudited pro forma results of operations for the years ended December 31, 2013 are presented as if the acquisition had been consummated on January 1, 2013:

(in US$ thousands, except for loss per share)	For the years ended December 31, 2013 (unaudited)
Net revenues	$15,040

Net loss attributable to GigaMedia shareholders	$(34,845)

Basic and diluted loss per share	$(3.44)

The above unaudited pro forma information does not reflect any incremental direct costs, including any restructuring charges to be recorded in connection with the acquisition, or any potential cost savings that may result from the consolidation of certain operations of our Company or FingerRockz. Accordingly, the unaudited pro forma financial information above not necessarily indicative the actual results that would have occurred had the acquisition of FingerRockz been combined during the periods presented, nor it necessarily indicative of future consolidated results of operations.